TABLE OF CONTENTS
---------------------------------------------------------

Summary                                        1
------------------------------------------------
Summary of Expenses                            3
------------------------------------------------
Financial Highlights                           4
------------------------------------------------
Investment Objectives, Policies and Risk       9
  Factors
------------------------------------------------
Investment Manager and Underwriter            22
------------------------------------------------
Dividends and Taxes                           26
------------------------------------------------
Net Asset Value                               28
------------------------------------------------
Purchase of Shares                            29
------------------------------------------------
Redemption or Repurchase of Shares            35
------------------------------------------------
Special Features                              39
------------------------------------------------
Performance                                   42
------------------------------------------------
Capital Structure                             44
------------------------------------------------

This combined prospectus contains information about each of the Funds that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Funds at the address or telephone number on this cover or the firm from which this prospectus was received.

THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                            [KEMPER FUNDS LOGO]

KEMPER ASIAN
GROWTH FUND

KEMPER EUROPE
FUND

KEMPER GLOBAL
INCOME FUND

KEMPER INTERNATIONAL
FUND
PROSPECTUS MARCH 1, 1998

KEMPER ASIAN GROWTH FUND
KEMPER EUROPE FUND
KEMPER GLOBAL INCOME FUND
KEMPER INTERNATIONAL FUND
222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048

The objective of Kemper Asian Growth Fund is to provide long-term capital growth. The Fund pursues its objective by investing primarily in the equity securities of Asian companies.

The objective of Kemper Europe Fund is to provide long-term capital growth. The Fund pursues its objective by investing primarily in the equity securities of European companies.

The objective of Kemper Global Income Fund is to provide high current income consistent with prudent total return asset management. The Fund pursues its objective by investing primarily in investment grade foreign and domestic fixed income securities.

The objective of Kemper International Fund is to seek a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

There is no assurance that a Fund's objective will be achieved.

KEMPER ASIAN GROWTH FUND
KEMPER EUROPE FUND
KEMPER GLOBAL INCOME FUND
KEMPER INTERNATIONAL FUND
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVES. Kemper Asian Growth Fund (the "Asian Fund") is registered as an open-end, diversified, management investment company. The Asian Fund's investment objective is to provide long-term capital growth. The Asian Fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities of Asian companies. Any current income generated from these securities is incidental to the investment objective of the Asian Fund. The Asian Fund may also engage in options, financial futures and foreign currency transactions and may lend its portfolio securities.

Kemper Europe Fund (the "Europe Fund") is registered as an open-end, diversified, management investment company. The Europe Fund's investment objective is to provide long-term capital growth. The Europe Fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities of European companies. Any current income generated from these securities is incidental to the investment objective of the Europe Fund. The Europe Fund may also engage in options, financial futures and foreign currency transactions and may lend its portfolio securities.

Kemper Global Income Fund (the "Global Fund") is registered as an open-end, non-diversified, management investment company. The Global Fund's investment objective is to provide high current income consistent with prudent total return asset management. The Fund pursues its objective by investing primarily in a portfolio of investment grade foreign and domestic fixed income securities. The Global Fund may also engage in options, financial futures, delayed delivery and foreign currency transactions and may lend its portfolio securities.

Kemper International Fund (the "International Fund") is registered as an open-end, diversified management investment company. The International Fund's investment objective is to seek a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. Under normal circumstances, more than 80% of the International Fund's total assets will be invested in non-U.S. issuers. The International Fund also may engage in options, financial futures and foreign currency transactions. See "Investment Objectives, Policies and Risk Factors."

No assurance can be given that a Fund's investment objective will be achieved.

RISK FACTORS. Each Fund may invest without limit in securities of foreign issuers. Foreign investments involve risk and opportunity considerations not typically associated with investing in United States companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in a Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. Concentration by the Asian and Europe Funds in Asian and European countries, respectively, may present greater risk than investments in a more diversified portfolio of foreign securities. Each Fund may, and in the case of the Asian Fund will principally, invest its assets in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. As a "non-diversified" investment company, the Global Fund will be able to invest a relatively high percentage of its assets in a limited number of issuers, therefore making the Fund more susceptible to a single economic, political or regulatory occurrence than a diversified company. Thus, an investment in any of the Funds should not be considered as a complete investment program. There are special risks associated with options, financial futures, foreign currency and other derivative transactions and there is no assurance that use of those investment techniques will be successful. Each Fund's returns and net asset value will fluctuate. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. Each Fund provides investors with the option of purchasing shares in the following ways:

Class A Shares.......................  Offered at net asset value plus a maximum sales charge of
                                       4.5% of the offering price for the Global Fund and 5.75% of the offering price for each of the Asian, Europe and
                                       International Funds. Reduced sales charges apply to
                                       purchases of $100,000 or more for the Global Fund and
                                       $50,000 or more for each of the Asian, Europe and
                                       International Funds. Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be
                                       subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a .50% contingent deferred sales charge if redeemed during the second year of purchase.
Class B Shares.......................  Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.
Class C Shares.......................  Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1%
                                       contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into
                                       another class.

Each class of shares represents interests in the same portfolio of investments of a Fund. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTMENT MANAGER AND UNDERWRITER. Scudder Kemper Investments, Inc. ("Scudder Kemper") serves as investment manager for each Fund. Scudder Kemper is paid a monthly investment management fee at 1/12 of an annual rate ranging from .75% to
 .62% of its average daily net assets for each of the Europe, Global and International Funds and at an annual rate ranging from .85% to .72% of its average daily net assets for the Asian Fund. Zurich Investment Management Limited ("ZIML"), an affiliate of Scudder Kemper, is the sub-adviser for each Fund and is paid by Scudder Kemper a fee of .30% for the Global Fund and .35% for each of the Asian, Europe and International Funds of the portion of the average daily net assets of that Fund allocated by Scudder Kemper to ZIML for management. Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of Scudder Kemper, is principal underwriter and administrator for each Fund. For Class B and Class C shares, KDI receives a Rule 12b-1 distribution fee of .75% of average daily net assets. KDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. The expenses of each Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees. Administrative services are provided to shareholders under an administrative services agreement with KDI. Each Fund pays an administrative services fee at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Fund, which KDI pays to various broker-dealer firms and other service or administrative firms. See "Investment Manager and Underwriter."

DIVIDENDS. The Global Fund normally distributes monthly dividends of net investment income, the Asian, Europe and International Funds normally distribute annual dividends of net investment income and each Fund distributes any net realized short-term and long-term capital gains at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of that Fund, without a sales charge, unless the investor makes a different election. See "Dividends and Taxes."

GENERAL. In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may make each Fund liable for any misstatement or omission in this prospectus regardless of the particular Fund to which it pertains, however, KDI has agreed to indemnify the Funds for any liability caused solely by reason of using this combined prospectus.

SUMMARY OF EXPENSES

                                                    CLASS A             CLASS B             CLASS C
                                                    -------             -------             -------
SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO
  BOTH FUNDS)()(1)
Maximum Sales Charge on Purchases (as a
  percentage of offering price)..................  4.5%/5.75%*(2)        None                 None
Maximum Sales Charge on Reinvested Dividends.....    None                None                 None
Redemption Fees..................................    None                None                 None
Exchange Fee.....................................    None                None                 None
Deferred Sales Charge (as a percentage of
  redemption proceeds)...........................   None(3)    4% during the first year,   1% during
                                                               3% during the second and    the first
                                                               third years, 2% during         year
                                                               the fourth and fifth
                                                               years and 1% in the sixth
                                                               year
*4.5% applies to the Global Fund only.

---------------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $9.00 quarterly small account fee. See "Redemption or Repurchase of Shares."

(2) Reduced sales charges apply to purchases of $100,000 (for the Global Fund) or $50,000 (for each of the Asian, Europe and International Funds) or more. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                                                ASIAN    EUROPE    GLOBAL    INTERNATIONAL
                                                                FUND      FUND      FUND         FUND
                                                                -----    ------    ------    -------------
CLASS A SHARES
Management Fees.............................................     .85%      .75%      .75%         .73%
12b-1 Fees..................................................    None      None      None         None
Other Expenses..............................................    1.00%     1.00%      .57%         .84%
                                                                ----      ----      ----         ----
Total Operating Expenses....................................    1.85%     1.75%     1.32%        1.57%
                                                                ====      ====      ====         ====
CLASS B SHARES
Management Fees.............................................     .85%      .75%      .75%         .73%
12b-1 Fees(4)...............................................     .75%      .75%      .75%         .75%
Other Expenses..............................................    1.19%     1.15%      .68%        1.09%
                                                                ----      ----      ----         ----
Total Operating Expenses....................................    2.79%     2.65%     2.18%        2.57%
                                                                ====      ====      ====         ====
CLASS C SHARES
Management Fees.............................................     .85%      .75%      .75%         .73%
12b-1 Fees(5)...............................................     .75%      .75%      .75%         .75%
Other Expenses..............................................    1.17%     1.12%      .61%        1.01%
                                                                ----      ----      ----         ----
Total Operating Expenses....................................    2.77%     2.62%     2.11%        2.49%
                                                                ====      ====      ====         ====

---------------
(4) Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although KDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares--Deferred Sales Charge Alternative--Class B Shares."
(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

EXAMPLE

                                                      FUND          1 YEAR     3 YEARS    5 YEARS   10 YEARS
               CLASS A SHARES                         ----          ------     -------    -------   --------
You would pay the following expenses on a      Asian Fund             $75       $112       $152       $262
$1,000 investment, assuming (1) 5% annual      Europe Fund            $74       $109       $147       $252
return and (2) redemption at the end of each   Global Fund            $58       $ 85       $114       $197
time period:                                   International Fund     $73       $104       $138       $234

              CLASS B SHARES(6)
You would pay the following expenses on a      Asian Fund             $68       $117       $167       $269
$1,000 investment, assuming (1) 5% annual      Europe Fund            $67       $112       $161       $256
return and (2) redemption at the end of each   Global Fund            $62       $ 98       $137       $209
time period:                                   International Fund     $66       $110       $157       $244
You would pay the following expenses on the    Asian Fund             $28       $ 87       $147       $269
same investment, assuming no redemption:       Europe Fund            $27       $ 82       $141       $256
                                               Global Fund            $22       $ 68       $117       $209
                                               International Fund     $26       $ 80       $137       $244

---------------
(6) Assumes conversion to Class A shares six years after purchase. The contingent deferred sales charge was applied as follows: 1 year (4%), 3 years (3%), 5 years (2%) and 10 years (0%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

              CLASS C SHARES(7)
You would pay the following expenses on a      Asian Fund             $38       $ 86       $146       $310
$1,000 investment, assuming (1) 5% annual      Europe Fund            $37       $ 81       $139       $295
return and (2) redemption at the end of each   Global Fund            $31       $ 66       $113       $244
time period:                                   International Fund     $35       $ 78       $133       $283
You would pay the following expenses on the    Asian Fund             $28       $ 86       $146       $310
same investment, assuming no redemption:       Europe Fund            $27       $ 81       $139       $295
                                               Global Fund            $21       $ 66       $113       $244
                                               International Fund     $25       $ 76       $133       $283

---------------
(7) The contingent deferred sales charge was applied as follows: 1 year (1%), 3, 5 and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares."

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of either Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The tables below show financial information for each Fund expressed in terms of one share outstanding throughout the period. The information in the table for each Fund is covered by the report of the Fund's independent auditors. The report for each Fund is contained in its Registration Statement and is available from that Fund. The financial statements contained in each Fund's 1997 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling that Fund.

                                   ASIAN FUND

                                            CLASS A                        CLASS B                        CLASS C
                                  ----------------------------   ----------------------------   ----------------------------
                                   YEAR ENDED    OCTOBER 21 TO    YEAR ENDED    OCTOBER 21 TO    YEAR ENDED    OCTOBER 21 TO
                                  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                      1997           1996            1997           1996            1997           1996
CLASS A, B AND C SHARES           ------------   -------------   ------------   -------------   ------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                             $10.04           9.50           10.03           9.50           10.03           9.50
----------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations
  Net investment income                 .08             --              --             --              --             --
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                         (3.47)           .54           (3.45)           .53           (3.43)           .53
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations      (3.39)           .54           (3.45)           .53           (3.43)           .53
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $ 6.65          10.04            6.58          10.03            6.60          10.03
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)        (33.76)%         5.68          (34.40)          5.58          (34.20)          5.58
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses absorbed by the Fund          1.60%          1.46            2.57           2.34            2.54           2.34
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            .97%           .74              --           (.14)            .03           (.14)
----------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET
  ASSETS (ANNUALIZED)
Expenses                               2.62%            --            3.51             --            3.55             --
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)           (.05)%           --            (.94)            --            (.98)            --
----------------------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED    OCTOBER 21 TO
                                                              NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996
                        ALL CLASSES                           ------------   -------------
SUPPLEMENTAL DATA
Net assets at end of period                                    $6,398,000      1,949,000
------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                  155%            74
------------------------------------------------------------------------------------------
Average commission rate paid per share on stock
 transactions(b)                                                   $.0110          .0154
------------------------------------------------------------------------------------------

                                  EUROPE FUND

                                            CLASS A                       CLASS B                       CLASS C
                                  ---------------------------   ---------------------------   ---------------------------
                                   YEAR ENDED      MAY 1 TO      YEAR ENDED      MAY 1 TO      YEAR ENDED      MAY 1 TO
                                  NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                      1997           1996           1997           1996           1997           1996
CLASS A, B AND C SHARES           ------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                             $11.02          9.50          10.97           9.50          10.97           9.50
-------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations
  Net investment income (loss)          .03           .01           (.05)          (.02)          (.05)          (.01)
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain                                 1.51          1.51           1.48           1.49           1.49           1.48
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations       1.54          1.52           1.43           1.47           1.44           1.47
-------------------------------------------------------------------------------------------------------------------------
Less distribution from net
realized gain                           .13            --            .13             --            .13             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $12.43         11.02          12.27          10.97          12.28          10.97
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)         14.18%        16.00          13.23          15.47          13.32          15.47
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses after expense waiver          1.52%         1.49           2.45           2.44           2.38           2.34
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            .34%          .46           (.59)          (.49)          (.52)          (.39)
-------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET
  ASSETS (ANNUALIZED)
Expenses                               1.75%         4.74           2.66           5.63           2.59           5.50
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            .11%        (2.79)          (.80)         (3.68)          (.73)         (3.55)
-------------------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED      MAY 1 TO
                                                              NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996
                        ALL CLASSES                           ------------   ------------
SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                      $23,910         3,856
-----------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                101%           96
-----------------------------------------------------------------------------------------
Average commission rate paid per share on stock
 transactions(b)                                                  $.0461        .0313
-----------------------------------------------------------------------------------------

                                  GLOBAL FUND

                                                                          SIX MONTHS
                                                  YEAR ENDED                ENDED
                                                 DECEMBER 31,            DECEMBER 31,    YEAR ENDED JUNE 30,     OCTOBER 1, 1989
                                         1997    1996    1995    1994        1993       1993   1992     1991     TO JUNE 30, 1990
CLASS A SHARES                           ----    ----    ----    ----    ------------   ----   ----     ----     ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $8.97    9.05    8.55    9.29       9.21       9.44    9.26    9.98           9.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    .48     .52     .61     .60        .27        .72     .76     .94            .60
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                  (.33)   (.02)   1.05    (.74)       .16       (.17)    .22      --            .70
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           .15     .50    1.66    (.14)       .43        .55     .98     .94           1.30
---------------------------------------------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment
  income                                   .47     .58    1.16     .38         --        .72     .73    1.22            .32
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain       --      --      --      --        .11        .06     .07     .44             --
---------------------------------------------------------------------------------------------------------------------------------
  Tax return of capital distribution       .07      --      --     .22        .24         --      --      --             --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                            .54     .58    1.16     .60        .35        .78     .80    1.66            .32
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $8.58    8.97    9.05    8.55       9.29       9.21    9.44    9.26           9.98
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)             1.80%   5.87   19.89   (1.47)      4.73       6.16   10.77    9.30          14.74
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses                                  1.32%   1.48    1.34    1.53       1.29       1.52    1.53    1.60           1.64
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                     5.56%   5.77    6.43    6.67       5.75       7.87    8.32    9.17           9.23
---------------------------------------------------------------------------------------------------------------------------------

                                                    CLASS B                                       CLASS C
                                  --------------------------------------------   ------------------------------------------
                                         YEAR ENDED                                    YEAR ENDED
                                        DECEMBER 31           MAY 31, 1994 TO         DECEMBER 31          MAY 31, 1994 TO
                                  1997    1996       1995    DECEMBER 31, 1994   1997   1996      1995    DECEMBER 31, 1994
CLASS B AND C SHARES              -----   -----      -----   -----------------   ----   ----      -----   -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                          $9.00    9.09       8.56         8.70          9.02   9.09       8.56         8.70
----------------------------------------------------------------------------     ------------------------------------------
Income from investment
  operations:
  Net investment income             .42     .46        .56          .30           .41    .48        .57          .30
----------------------------------------------------------------------------     ------------------------------------------
  Net realized and unrealized
  gain (loss)                      (.33)   (.02)      1.05         (.14)         (.33)  (.02)      1.05         (.14)
----------------------------------------------------------------------------     ------------------------------------------
Total from investment operations    .09     .44       1.61          .16           .08    .46       1.62          .16
----------------------------------------------------------------------------     ------------------------------------------
Less dividends:
  Distribution from net
    investment income               .43     .53       1.08          .19           .42    .53       1.09          .19
----------------------------------------------------------------------------     ------------------------------------------
  Tax return of capital
  distribution                      .06      --         --          .11           .06     --         --          .11
----------------------------------------------------------------------------     ------------------------------------------
Total dividends                     .49     .53       1.08          .30           .48    .53       1.09          .30
----------------------------------------------------------------------------     ------------------------------------------
Net asset value, end of period    $8.60    9.00       9.09         8.56          8.62   9.02       9.09         8.56
----------------------------------------------------------------------------     ------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)      1.03%   5.11      19.21         1.89          1.09   5.31      19.26         1.91
----------------------------------------------------------------------------     ------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses                           2.18%   2.14       1.98         2.27          2.11   2.06       2.06         2.23
----------------------------------------------------------------------------     ------------------------------------------
Net investment income              4.70%   5.11       5.79         5.89          4.77   5.19       5.71         5.93
----------------------------------------------------------------------------     ------------------------------------------

                                                                     SIX MONTHS
                                       YEAR ENDED                       ENDED
                                      DECEMBER 31,                  DECEMBER 31,          YEAR ENDED JUNE 30,
                          1997       1996       1995      1994          1993           1993       1992      1991
ALL CLASSES               ----       ----       ----      ----      ------------       ----       ----      ----
SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)    $99,054    131,761    152,959   170,700        83,021         78,068     71,790   58,631
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  annualized                 283%       276        220       378           484            372        292      346
------------------------------------------------------------------------------------------------------------------


                         OCTOBER 1, 1989
                         TO JUNE 30, 1990
ALL CLASSES              ----------------
SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)         28,391
-----------------------------------------
Portfolio turnover rate
  annualized                     444
-----------------------------------------

                               INTERNATIONAL FUND

                                                                               YEAR ENDED OCTOBER 31,
                                                      1997    1996    1995    1994    1993    1992   1991    1990    1989    1988
CLASS A SHARES                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $11.96   10.59   11.13   10.56    8.17   8.76    9.52    9.94    9.35    9.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
 Net investment income                                  --     .04     .07      --     .03    .22     .13     .15     .15     .07
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)              1.52    1.50     .05     .86    2.54   (.67)    .31     .23     .80    1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      1.52    1.54     .12     .86    2.57   (.45)    .44     .38     .95    1.85
---------------------------------------------------------------------------------------------------------------------------------
Less dividends
 Distribution from net investment income               .12     .12      --      --     .18     --     .11     .08     .22     .11
---------------------------------------------------------------------------------------------------------------------------------
 Distribution from net realized gain                   .68     .05     .66     .29      --    .14    1.09     .72     .14    1.58
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                        .80     .17     .66     .29     .18    .14    1.20     .80     .36    1.69
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $12.68   11.96   10.59   11.13   10.56   8.17    8.76    9.52    9.94    9.35
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         13.49%  14.70    1.69    8.32   32.08  (5.17)   5.38    4.16   10.48   24.89
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Expenses                                              1.57%   1.64    1.57    1.54    1.69   1.36    1.41    1.20    1.08    1.08
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  .16%    .34     .83     .02     .37   2.61    1.42    1.66    1.48    1.04
---------------------------------------------------------------------------------------------------------------------------------

                                                       CLASS B                                         CLASS C
                                     --------------------------------------------    --------------------------------------------
                                            YEAR ENDED                                      YEAR ENDED
                                           OCTOBER 31,              MAY 31 TO              OCTOBER 31,              MAY 31 TO
                                      1997     1996     1995     OCTOBER 31, 1994     1997     1996     1995     OCTOBER 31, 1994
CLASS B AND C SHARES                 ------    -----    -----    ----------------    ------    -----    -----    ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                              $11.81    10.46    11.09         10.58          $11.81    10.46    11.09         10.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
 Net investment loss                   (.12)    (.06)    (.02)         (.04)           (.09)    (.06)    (.02)         (.04)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain      1.51     1.47      .05           .55            1.49     1.47      .05           .55
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       1.39     1.41      .03           .51            1.40     1.41      .03           .51
---------------------------------------------------------------------------------------------------------------------------------
Less dividends
 Distribution from net investment
   income                               .02      .01       --            --             .02      .01       --            --
---------------------------------------------------------------------------------------------------------------------------------
 Distribution from net realized
   gain                                 .68      .05      .66            --             .68      .05      .66            --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                         .70      .06      .66            --             .70      .06      .66            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $12.50    11.81    10.46         11.09          $12.51    11.81    10.46         11.09
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)         12.32%   13.59      .84          4.82           12.45%   13.59      .84          4.82
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses                               2.57%    2.53     2.50          2.58            2.49%    2.50     2.50          2.52
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)           (.84)%   (.55)    (.10)         (.97)           (.76)%   (.52)    (.10)         (.91)
---------------------------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
            ALL CLASSES                1997       1996       1995      1994      1993      1992        1991      1990
                                     --------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets at end of year (in
thousands)                           $588,069    472,243    364,708   418,282   289,898   165,890   184,946   200,730
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    76%       104        114       103       156       143       209       191
---------------------------------------------------------------------------------------------------------------------

                                       YEAR ENDED OCTOBER 31,
            ALL CLASSES                 1989      1988      1987
                                     ---------------------------
SUPPLEMENTAL DATA
Net assets at end of year (in
thousands)                           170,304   176,915   176,666
----------------------------------------------------------------
Portfolio turnover rate                   79        89       144
----------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0130 and $.0182, respectively. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
--------------------------------------------------------------------------------

NOTES:

(a) Under the investment management agreement in effect through July 17, 1990, the investment manager reimbursed the International Fund when operating expenses exceeded certain limitations. Absent this agreement, for the fiscal years ended 1989, 1988, 1987, respectively, the ratios of expenses to average net assets would have been 1.18%, 1.24% and 1.16%, and the ratio of net investment income to average net assets would have been 1.38%, .88% and .99%. Effective July 18, 1990, the International Fund entered into a new investment management agreement which changed the limitation; no expense reimbursement was made after 1990.

(b) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

Per share data for the Global Fund for the fiscal years ended 1997, 1996 and 1991 were determined based on average shares outstanding.

Per share data for the International Fund for the fiscal years ended 1996 and 1995 were determined based on average shares outstanding.

Total return does not reflect the effect of any sales charges.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following information sets forth each Fund's investment objective and policies. Each Fund's returns and net asset value will fluctuate and there is no assurance that a Fund will achieve its objective.

ASIAN FUND. The objective of the Asian Fund is long-term capital growth. The Fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities of Asian companies ("Asian Equity Securities"). Asian Equity Securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants, options and rights exercisable for equity securities that are issued by Asian companies as defined below.

The Fund considers an issuer of securities to be an Asian company if: (i) it is organized under the laws of an Asian country and has a principal office in an Asian country; (ii) it derives 50% or more of its total revenues from business in Asia; or (iii) its equity securities are traded principally on a stock exchange in Asia. Under normal circumstances, the Fund will invest at least 85% of its total assets in Asian Equity Securities and will invest at least 65% of its total assets in Asian Equity Securities of issuers meeting at least one of the first two criteria described in the preceding sentence. For purposes of the foregoing policies, the Fund also considers Asian Equity Securities to include:
(i) shares of closed-end management investment companies, the assets of which are invested primarily in Asian Equity Securities and (ii) depository receipts (such as American Depository Receipts) where the underlying or deposited securities are Asian Equity Securities.

Currently, the Fund invests principally in developing or "emerging" countries (see "Special Risk Factors--Emerging Markets" below). Some examples of emerging countries in which the Fund may invest without limit include China, Indonesia, Korea, Malaysia, Philippines, Thailand and Taiwan. The Fund may, in the discretion of the Fund's investment manager, invest without limit in developed Asian countries such as Hong Kong, Japan and Singapore, however, the Fund will only invest in Japan when economic conditions warrant and then only in limited amounts.

In pursuing its objective, the Fund invests primarily in Asian Equity Securities believed to have potential for capital growth. However, there is no requirement that the Fund invest exclusively in Asian Equity Securities. Subject to limits described above, the Fund may invest in any other type of security including, but not limited to, equity securities of non-Asian companies, bonds, notes and other debt securities of domestic or foreign companies (including Asian-currency instruments and securities) and obligations of domestic or foreign governments and their political subdivisions. Currently, the Fund does not intend to invest more than 5% of its net assets in debt securities (except for temporary defensive investments described below).

The Fund makes investments in various Asian countries. Under normal circumstances, business activities in not less than four different Asian countries will be represented in the Fund's portfolio. The Fund may, from time to time, have 40% or more of its assets invested in any major Asian industrial or developed country which, in the view of the Fund's investment manager, poses no unique investment risk. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization.

In determining the appropriate distribution of investments among various Asian countries and geographic regions, the Fund's investment manager ordinarily considers such factors as prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to investors in Asian companies.

When the investment manager deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, up to 100% of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the investment manager, including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for temporary defensive purposes the Fund's assets may be invested without limitation in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S. Dollar-denominated assets.

Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may purchase and write (sell) options and engage in financial futures and foreign currency transactions and may lend its portfolio securities. See "Additional Investment Information" below.

EUROPE FUND. The objective of the Europe Fund is long-term capital growth. The Fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities of European companies ("European Equity Securities"). European Equity Securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments and warrants, options and rights exercisable for equity securities that are issued by European companies as defined below.

The Fund considers an issuer of securities to be a European company if: (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives 50% or more of its total revenues from business in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. Under normal circumstances, the Fund will invest at least 85% of its total assets in European Equity Securities and will invest at least 65% of its total assets in European Equity Securities of issuers meeting at least one of the first two criteria described in the preceding sentence. For purposes of the foregoing policies, the Fund also considers European Equity Securities to include: (i) shares of closed-end management investment companies, the assets of which are invested primarily in European Equity Securities and
(ii) depository receipts (such as American Depository Receipts and European Depository Receipts) where the underlying or deposited securities are European Equity Securities.

The Fund invests principally in developed countries, but it may invest up to 25% of its total assets in developing or "emerging" countries (see "Special Risk Factors--Emerging Markets" below). Currently, the developed European countries in which the Fund may invest without limit include Austria, France, Germany, the Netherlands, Switzerland, Spain, Italy, Luxembourg, United Kingdom, Ireland, Belgium, Denmark, Sweden, Norway and Finland. The Fund may, in the discretion of the Fund's investment manager, invest without limit in other European countries in the future if they become developed countries. Some examples of emerging European countries are Portugal, Greece, Turkey, Hungary, Poland and the Czech Republic.

In pursuing its objective, the Fund invests primarily in European Equity Securities believed to have potential for capital growth. However, there is no requirement that the Fund invest exclusively in European Equity Securities. Subject to limits described above, the Fund may invest in any other type of security including, but not limited to, equity securities of non-European companies, bonds, notes and other debt securities of domestic or foreign companies (including Euro-currency instruments and securities) and obligations of domestic or foreign governments and their political subdivisions. Currently, the Fund does not intend to invest more than 5% of its net assets in debt securities during the coming year (except for temporary defensive investments described below).

The Fund makes investments in various European countries. Under normal circumstances, business activities in not less than five different European countries will be represented in the Fund's portfolio. The Fund may, from time to time, have 25% or more of its assets invested in any major European industrial or developed country which, in the view of the Fund's investment manager, poses no unique investment risk. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization.

In determining the appropriate distribution of investments among various European countries and geographic regions, the Fund's investment manager ordinarily considers such factors as prospects for relative economic growth among European countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to investors in European companies.

When the investment manager deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, up to 100% of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the investment manager, including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for temporary defensive purposes the Fund's assets may be invested without limitation in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S. Dollar-denominated assets.

Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may purchase and write (sell) options and engage in financial futures and foreign currency transactions and may lend its portfolio securities. See "Additional Investment Information" below.

GLOBAL FUND. The objective of the Global Fund is to provide high current income consistent with prudent total return asset management. In seeking to achieve its objective, the Fund will invest primarily in investment grade foreign and domestic fixed income securities. In managing the Fund's portfolio to provide a high level of current income, the investment manager will also be seeking to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned. In so managing the Fund's portfolio in an effort to reduce volatility and increase returns, the investment manager may, as is discussed more fully below, adjust the Fund's portfolio across various global markets, maturity ranges, quality ratings and issuers based upon its view of interest rates and other market conditions prevailing throughout the world.

As a global fund, the Fund may invest in securities issued by any issuer and in any currency and may hold foreign currency. Under normal market conditions, as a fundamental policy, at least 65% of the Fund's assets will be invested in the securities of issuers located in at least three countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU"). Since the Fund invests in foreign securities, the net asset value of the Fund will be affected by fluctuations in currency exchange rates. See "Special Risk Factors" below.

The Fund may seek to capitalize on investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. Currently, more than 50% of the value of the world's debt securities is represented by securities denominated in currencies other than the U.S. Dollar. Over the past ten years, debt securities offered by certain foreign governments provided higher investment returns than U.S. Government debt securities. Such returns reflect interest rates prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The investment manager believes that investment in a global portfolio can provide investors with more opportunities for attractive returns than investment in a portfolio comprised exclusively of U.S. debt securities. Also, the flexibility to invest in fixed income markets around the world can reduce risk since, as noted above, different world markets have often performed, at a given time, in radically different ways.

The Fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies, will be evaluated.

It is currently anticipated that the Fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the United States and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Fund may also acquire securities and currency in less developed countries and in developing countries.

The Fund may invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national governments of two or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Fund may, in addition, invest in debt securities denominated in the ECU of an issuer in any country (including supranational issuers). The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

The Fund is authorized to invest in the securities of any foreign or domestic issuer. Investments by the Fund in fixed income securities may include obligations issued or guaranteed by United States or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities; obligations issued or guaranteed by supranational entities; debt obligations of foreign and domestic corporations, banks and other business organizations; and other foreign and domestic debt securities such as convertible securities and preferred stocks, cash and cash equivalents and repurchase agreements. Under normal market conditions, the Fund, as a fundamental policy, will invest at least 65%, and may invest up to 100%, of its total assets in fixed income securities. Some of the Fund's fixed income securities may be convertible into common stock or be traded together with warrants for the purchase of common stock, and the Fund may convert such securities into equities and hold them as equity upon conversion. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization.

The securities in which the Fund may invest will be "investment grade" securities. Investment grade securities are those rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or IBCA Limited (including its affiliate IBCA, Inc.) ("IBCA"); or that are unrated but are of comparable quality in the opinion of the investment manager. Most foreign fixed income securities are unrated. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

When the investment manager deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, or when relative yields in other securities are not deemed attractive, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the investment manager, including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a larger portion of the Fund's assets may be invested in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S. Dollar-denominated assets.

The Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

The Fund may purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts, may enter into forward foreign currency exchange contracts, foreign currency options and foreign currency futures contracts and options thereon and may engage in delayed delivery transactions. See "Additional Investment Information" below.

INTERNATIONAL FUND. The International Fund seeks a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return. There is no limitation on the percentage or amount of the Fund's assets that may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. While the Fund invests principally in equity securities of non-U.S. issuers, it may also invest in convertible and debt securities and foreign currencies. The Fund invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the Fund's total assets will be invested in non-U.S. issuers. In determining whether the Fund will be invested for capital growth or income, the investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market. See "Special Risk Factors."

In pursuing its objective, the Fund invests primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both. However, there is no requirement that the Fund invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of security including, but not limited to, convertible securities (including warrants), preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions. When the investment manager believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Fund may substantially increase its holdings in such debt securities. The Fund may establish and maintain reserves for defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

The Fund makes investments in various countries. Under normal circumstances, business activities in not less than three different foreign countries will be represented in the Fund's portfolio. The Fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the investment manager poses no unique investment risk. The Fund may purchase securities of companies, wherever organized, that have their principal activities and interests outside the United States. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization. Under exceptional economic or market conditions abroad, the Fund may, for defensive purposes, invest all or a major portion of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. The Fund may also invest its reserves in domestic short-term money-market instruments as described above.

In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers such factors as prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. Currently, approximately 60% of the market capitalization of equity securities are represented by securities in currencies other than the U.S. Dollar.

Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may purchase and write (sell) options and engage in financial futures and foreign currency transactions. See "Additional Investment Information" below.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Fund. The investment manager attempts to reduce risk through fundamental research; however, there is no guarantee that such efforts will be successful and each Fund's returns and net asset value will fluctuate over time. There are special risks associated with each Fund's investments that are discussed below.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Because the Asian Fund concentrates its investments in Asian companies, the performance of the Asian Fund is closely tied to economic and political conditions within Asia. The current economies and political structures of many of the countries the Asian Fund may invest in do not compare favorably with the United States or other mature economies in terms of wealth and stability. As a result, such investments will be subject to more risk and erratic and abrupt price movements; particularly in the emerging Asian countries. Concentration of the Asian Fund's investments in Asian companies presents greater risk than investment in a more diversified portfolio of foreign securities.

Because the Europe Fund concentrates its investments in European companies, the performance of the Europe Fund is closely tied to economic and political conditions within Europe. Some European countries, particularly those in Eastern Europe, have less stable economies than those in Western Europe. The movement of many Eastern European countries toward market economies and the movement toward a unified common market may significantly affect European economies and markets. Economic growth transformation and renewal are currently taking place in different areas and different ways including: a trend toward privatizations and corporate restructurings, deregulation and modernization of securities markets; reduction in trade barriers and currency restrictions; global expansion by major European companies of both exports and production; steps toward the broadening of the European Community; economic reform and modernization of the former communist countries of Eastern Europe; expected further growth of an already large middle class and a general increase in consumer spending; and anticipated labor market restructuring. There can be no assurance, of course, that these trends and conditions will continue or that anticipated economic benefits will be realized. Concentration of the Europe Fund's investments in European companies may present greater risk than investment in a more diversified portfolio of foreign securities.

EMERGING MARKETS. While the Europe, Global and International Funds' investments in foreign securities will principally be in developed countries, a Fund may, and in the case of the Asian Fund will principally, invest in countries considered by the Fund's investment manager to be developing or "emerging" markets. The Europe Fund may invest up to 25% of its total assets in such countries and, while no specific limits apply, it is currently anticipated that less than 25% of the total assets for each of the Global and International Funds will be invested in such countries. Developing or emerging markets involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. A Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of its Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

FIXED INCOME. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based upon the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"). For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in securities of foreign issuers in the form of Global Depository Receipts ("GDRs"), and European Depository Receipts ("EDRs") for the Europe, Global and International Funds, which are receipts evidencing an arrangement with a bank, similar to that for ADRs, and are designed for use in other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

The Global Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Fund. This allows the Global Fund, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the fixed income securities of an individual foreign government or corporate issuer. Currently, the Fund does not intend to invest more than 5% of its assets in any individual corporate issuer. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. See "Investment Restrictions" in the Statement of Additional Information.

As noted above, the Global Fund may invest in securities that are rated within the four highest grades by S&P, Moody's or IBCA or, if unrated, are of comparable quality as determined by the investment manager. Securities rated within the four highest grades are generally considered to be "investment grade." Like higher rated securities, securities rated in the fourth grade are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics. The characteristics of the rating categories are described in the Statement of Additional Information under "Appendix--Ratings of Investments."

Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that past interest rates are indicative of future rates. The values of fixed income securities in a Fund's portfolio will fluctuate depending upon market factors and inversely with current interest rate levels.

Each Fund may engage in options, financial futures and foreign currency transactions. The Asian, Europe and Global Funds may each lend their portfolio securities and the Global Fund may engage in delayed delivery transactions. For a description of special risks associated with these investment techniques, see "Additional Investment Information" below.

ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates for the Funds are listed under "Financial Highlights." The Funds will have increased opportunities to adjust their portfolios across various markets and may experience a high portfolio turnover rate (over 100%), which involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.

The Global Fund may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of the Fund's portfolio may be relatively short (under five years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. Since in most foreign markets debt securities generally are issued with maturities of ten years or less, it is currently anticipated that the average maturity of the Fund's portfolio will normally be in the intermediate range (three to ten years).

The Asian, Europe and Global Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities or other assets. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes. The Fund may pledge up to 15% of its total assets to secure any such borrowings. The International Fund may not borrow money except for temporary or emergency purposes (but not for the purchase of investments) and then only in an amount not to exceed 5% of its net assets. The Fund may not pledge its assets in an amount exceeding the amount of the borrowings secured by such pledge.

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets valued at the time of the transaction would be invested in such securities. If the Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. SEC guidelines provide that the usual limit on aggregate holdings by an open-end investment company of illiquid assets is 15% of its net assets. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of each Fund's limit on illiquid securities. A Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Funds. Such securities may be illiquid and subject to a Fund's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of

Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Each Fund has adopted certain fundamental investment restrictions, which are presented in the Statement of Additional Information and that, together with the investment objective and any policies of the Fund specifically designated in this prospectus as fundamental, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. Policies of a Fund that are neither designated as fundamental nor incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Trustees of the applicable Fund without shareholder approval.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. Each Fund may deal in options on securities, securities indexes and foreign currencies, which options may be listed for trading on a national securities exchange or traded over-the-counter. Each Fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during or at the end of the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than are exchange traded options.

Each Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or an amount of a foreign currency, or the cash value of a securities index during a specified future period at a specified price. A Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with its foreign securities investments, a Fund may also engage in foreign currency financial futures transactions. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

The Funds may engage in financial futures transactions and may use index options in an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Fund's pursuit of its investment objective. Also, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts or the cash value of a securities index. If interest rates did increase, the value of the bonds in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts or the cash value of the securities index. If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the underlying assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Fund's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

A Fund may engage in futures transactions only on commodities exchanges or boards of trade. A Fund will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities or other assets that the Fund owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. Each Fund may invest all or a portion of its assets in securities denominated in foreign currencies. Each Fund may engage in foreign currency transactions in connection with its investments in foreign securities but will not speculate in foreign currency exchange. The value of the foreign securities investments of a Fund measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Each Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. In this situation the Global and International Funds may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the investment manager believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Funds do not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets (a) denominated in that currency or (b), in the case of a "cross-hedge" for the Global and International Funds, denominated in a currency or currencies that the investment manager believes will have price movements that tend to correlate closely with that currency. There is no limitation as to the percentage of the Global Fund's assets that may be committed to forward contracts for the purchase of a foreign currency; each of the Asian, Europe and International Funds do not intend to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts. A Fund segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Fund generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options and financial futures transactions, consistent with its objective, a Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by a Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the

Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures or other derivatives contracts and movements in the prices of the securities or currencies hedged, used for cover or that the derivatives intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options or futures contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code; and (f) the possible non-performance of the counter-party to the derivative contract.

DELAYED DELIVERY TRANSACTIONS. The Global Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because the Fund is required to set aside cash or other liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

To the extent the Global Fund engages in when-issued or delayed purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. The Fund reserves the right to sell these securities before the settlement date if deemed advisable.

In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods; but the Fund would not pay for such securities or start earning interest on them until they were delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile; because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities it holds, exceed its net assets.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each of the Asian, Europe and Global Funds may lend its portfolio securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or other liquid securities) equal to no less than the market value, determined daily, of the securities loaned. A Fund will receive amounts equal to dividends or interest on the securities loaned. It also will earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Fund's investment manager to be of good standing, and when the Fund's investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Fund's total assets.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. Scudder Kemper is one of the largest investment managers in the country with more than $200 billion under management and has been engaged in the management of investment funds for more than seventy years. Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management, owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities. Scudder Kemper will use the services of Zurich Investment Management Limited ("ZIML"), 1 South Place, London, U.K. EC2M 2ZS, an affiliate of Scudder Kemper, as a sub-adviser for each Fund. ZIML is an indirect subsidiary of Zurich Insurance Company and has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the sub-advisory agreement between ZIML and Scudder Kemper, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by Scudder Kemper from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Scudder Kemper pays ZIML for its services a sub-advisory fee, payable monthly at the annual rate of .35% for each of the Asian, Europe and International Funds and .30% for the Global Income Fund of the portion of the average daily net assets of that Fund allocated by Scudder Kemper to ZIML for management.

Andrew Mason has been the portfolio manager of the Asian Fund since its inception in 1996. Mr. Mason joined ZIML in 1994, and is currently Director--Asian Equities for ZIML. Prior thereto, he was a portfolio manager of the Asian and Japanese portfolios for a United Kingdom pension fund. Mr. Mason received his Bachelors degree in Economics from University College Swansea, Wales.

Edith A. Thouin has been the portfolio manager of the Europe Fund since its inception in 1996. Ms. Thouin joined ZIML in 1992, and is Director--European Equities for ZIML. Ms. Thouin received an L.L.M. in law from the University of Leiden (The Netherlands) in 1983 and is a member of the Swiss Society of Security Analysts.

Gordon K. Johns is the portfolio manager of the Global Fund. Mr. Johns has served as portfolio or co-portfolio manager since the Fund commenced operations in October 1989. Mr. Johns joined ZIML in September 1988 and is a Managing Director of ZIML. He received a B.A. in law from Balliol College in Oxford, United Kingdom.

Dennis H. Ferro is a Managing Director of ZIML and portfolio manager of Kemper International Fund and has served in this capacity since March 1994. Prior to coming to ZIML, Mr. Ferro was President, Managing Director and Chief Investment Officer of an international investment advisory firm. He received a B.A. in Political Science from Villanova University, Villanova, Pennsylvania and an M.B.A. in Finance from St. Johns University, Jamaica, New York. Mr. Ferro is a Chartered Financial Analyst.

Each Fund pays Scudder Kemper an investment management fee, payable monthly, at 1/12 of the annual rates shown below:

                                                               ANNUAL MANAGEMENT FEE RATES
                                                              ------------------------------
                                                              EUROPE, GLOBAL AND
            AVERAGE DAILY NET ASSETS OF THE FUND                INTERNATIONAL          ASIAN
            ------------------------------------              ------------------       -----
$0 - $250 million...........................................         .75%               .85%
$250 million - $1 billion...................................         .72                .82
$1 billion - $2.5 billion...................................         .70                .80
$2.5 billion - $5 billion...................................         .68                .78
$5 billion - $7.5 billion...................................         .65                .75
$7.5 billion - $10 billion..................................         .64                .74
$10 billion - $12.5 billion.................................         .63                .73
Over $12.5 billion..........................................         .62                .72

The expenses of each Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

YEAR 2000 COMPLIANCE. Many computers currently are unable to correctly process date-related information which spans the 21st century. The inability to successfully address this issue could result in interruptions in a Fund's business and have a material adverse effect on a Fund's operations. Scudder Kemper and its affiliates have commenced a review of their computer-based systems, as well as those of third party service providers, with a view toward assessing whether or not the transition to the 21st century will have any material impact on the ability of Scudder Kemper to conduct its business. The process involves identifying the systems affected, monitoring the process of system upgrades, as appropriate, against planned time lines, and developing contingency plans in order to meet identified material risks.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and each Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

CLASS A SHARES. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of Fund shares.

CLASS B SHARES. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See

"Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

CLASS C SHARES. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at an annual rate of .75% of net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee, at a rate of .75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charges -- Class C Shares."

RULE 12B-1 PLAN. Since each distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with each Fund's Rule 12b-1 Plan during its 1997 fiscal year.

                                                                    DISTRIBUTION FEES PAID    CONTINGENT DEFERRED
                                          DISTRIBUTION EXPENSES           BY FUND TO          SALES CHARGES PAID
                                         INCURRED BY UNDERWRITER          UNDERWRITER           TO UNDERWRITER
                                         ------------------------   -----------------------   -------------------
FUND                                       CLASS B       CLASS C     CLASS B      CLASS C     CLASS B    CLASS C
----                                       -------       -------     -------      -------     -------    -------
Asian..................................   $  154,000      20,000      18,000        2,000       7,000        --
Europe.................................   $  368,000      23,000      41,000        4,000      15,000        --
Global.................................   $  260,000      43,000     270,000        9,000      62,000     1,000
International..........................   $3,027,000     313,000     970,000       96,000     227,000     3,000

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for Fund shareholders pursuant to an administrative services agreement ("administrative agreement"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, each Fund pays KDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B, and C shares of such Fund. With respect to Class A shares, KDI then pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to
 .15% of net assets for the Global Fund and .25% of net assets for the International Fund of those accounts in the Fund that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to
 .25% of net assets of those accounts in each Fund that it maintains and services attributable to Class A shares acquired on or after October 1, 1993. With respect to Class B shares and Class C shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of net assets of those accounts in the Fund that it maintains and services attributable to Class
B shares and Class C shares, respectively. Firms to which service fees may be paid include affiliates of KDI.

CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or the Fund. The fees are calculated monthly and normally paid quarterly.

CLASS B AND CLASS C SHARES. KDI currently advances to firms the first year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services as well as, with respect to the Class A shares of the Global Fund, the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside the United States. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. IFTC also is each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund and as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. Scudder Kemper and ZIML place all orders for purchases and sales of a Fund's securities. Subject to seeking best execution of orders, they may consider sales of shares of a Fund and other funds managed by Scudder Kemper or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. The Global Fund normally distributes monthly dividends of net investment income, the Asian, Europe and International Funds normally distribute annual dividends of net investment income, and each Fund distributes any net realized short-term and long-term capital gains at least annually.

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional Fund shares of the same class at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in Fund shares of the same class. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested without sales charge in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds reinvest dividend checks (and future dividends) in shares of that same class of the Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Fund from securities held more than 12 months but not more than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. It is anticipated that only a small portion, if any, of the ordinary income dividends paid by either Fund will qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

The Asian, Europe and International Funds intend to continue to qualify for and may make the election permitted under Section 853 of the Code. If more than 50% of the value of the Global Fund's total assets at the close of a fiscal year consists of foreign securities, the Global Fund may make the election permitted under Section 853 of the Code. If this election is made, shareholders may be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of a Fund may claim a credit by reason of that Fund's election, subject to certain limitations imposed by Section 904 of the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns; although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale were attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss would be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be

"rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts ("IRAs") or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes, including information regarding any foreign taxes and credits. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholders's account.

NET ASSET VALUE

The net asset value per share of a Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. Securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed, or, if there is no recent sale price available, at the last current bid quotation. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options, financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of the Fund does not necessarily take place contemporaneously with the determination of the prices of a Fund's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value determinations by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                    ANNUAL 12B-1 FEES
                                                 (AS A % OF AVERAGE DAILY
                      SALES CHARGE                     NET ASSETS)                   OTHER INFORMATION
                      ------------               ------------------------            -----------------
Class A     Maximum initial sales charge of                None              Initial sales charge waived or
            4.5% (for the Global Fund) and                                   reduced for certain purchases
            5.75% (for each of the Asian,
            Europe and International Funds)
            of the public offering price
Class B     Maximum contingent deferred sales             0.75%              Shares convert to Class A shares
            charge of 4% of redemption                                       six years after issuance
            proceeds; declines to zero after
            six years
Class C     Contingent deferred sales charge              0.75%              No conversion feature
            of 1% of redemption proceeds for
            redemptions made during first
            year after purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers of the Global Fund choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                              GLOBAL FUND--SALES CHARGE
                                                        ----------------------------------------------------------------------
                                                                                                                  ALLOWED TO
                                                                                                                 DEALERS AS A
                                                         AS A PERCENTAGE             AS A PERCENTAGE            PERCENTAGE OF
                                                        OF OFFERING PRICE          OF NET ASSET VALUE*          OFFERING PRICE
                AMOUNT OF PURCHASE                      -----------------          -------------------          --------------
Less than $100,000.................................           4.50%                       4.71%                       4.00%
$100,000 but less than $250,000....................           3.50                        3.63                        3.00
$250,000 but less than $500,000....................           2.60                        2.67                        2.25
$500,000 but less than $1 million..................           2.00                        2.04                        1.75
$1 million and over................................           0.00**                      0.00**                       ***
---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed
  below.

The public offering price of Class A shares for purchasers of the Asian, Europe or International Fund choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                 ASIAN, EUROPE AND INTERNATIONAL FUNDS--SALES CHARGE
                                                        ----------------------------------------------------------------------
                                                                                                                  ALLOWED TO
                                                                                                                 DEALERS AS A
                                                         AS A PERCENTAGE             AS A PERCENTAGE            PERCENTAGE OF
                                                        OF OFFERING PRICE          OF NET ASSET VALUE*          OFFERING PRICE
                AMOUNT OF PURCHASE                      -----------------          -------------------          --------------
Less than $50,000..................................            5.75%                       6.10%                     5.20%
$50,000 but less than $100,000.....................            4.50                        4.71                      4.00
$100,000 but less than $250,000....................            3.50                        3.63                      3.00
$250,000 but less than $500,000....................            2.60                        2.67                      2.25
$500,000 but less than $1 million..................            2.00                        2.04                      1.75
$1 million and over................................             .00**                       .00**                     ***
---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed
  below.

Each Fund receives the entire net asset value of all Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which Scudder Kemper or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in the Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET AL., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families; and (d) any trust or pension, profit sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may also be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase Fund Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. Each Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at the rate of .75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgement of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. THE SHAREHOLDER WILL BEAR THE RISK OF LOSS including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which a Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                                CONTINGENT
                                                                 DEFERRED
                                                                  SALES
             YEAR OF REDEMPTION AFTER PURCHASE                    CHARGE
             ---------------------------------                  ----------
First.......................................................        4%
Second......................................................        3%
Third.......................................................        3%
Fourth......................................................        2%
Fifth.......................................................        2%
Sixth.......................................................        1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or any other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund Kemper Value Fund, Inc., Kemper Value Plus Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc. and Kemper Securities Trust ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Each Fund's Class A shares also may be purchased at the rate applicable to the discount bracket attained by adding to the cost of Fund shares being purchased the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, the cost and purchase date of the shares that were originally purchased and exchanged are retained.

GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Period"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $5,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional Fund shares through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50, maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. A Fund may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. Therefore, the Funds will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemption of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

- Traditional, Roth and Education Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return" and, for the Global Fund, "yield." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Funds.

The Global Fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares. Yield is an annualized figure, which means that it is assumed that the Fund generates the same level of net investment income over a one year period. Net investment income is assumed to be compounded semiannually when it is annualized.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance may be compared to that of the Consumer Price Index or, for the Global Fund, various unmanaged bond indexes such as the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index and the Salomon Brothers World Government Bond Index, or for the Asian, Europe and International Funds, various unmanaged equity indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and the Europe Austral-Asia Far East ("EAFE") Index. Comparisons can be made to the AC (Combined) Far East Free ex Japan Index for the Asian Fund, or the Europe 14 Index, the Europe 18 Index and the European Community (EC) Index for the Europe Fund, or any country indices or regional indices prepared by Morgan Stanley Capital International (MSCI) for the Asian or Europe Fund. Also, each of the Funds may also be compared to the performance of other mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. Also, investors may want to compare the historical returns of various global securities markets. Such returns would not necessarily be representative of the future performance of such markets or of the performance of the Fund.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National IndexTM or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Financial Data, Inc.'s Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. The Fund may also describe economic, political, demographic, and regulatory trends and conditions relative to a region and specific countries within that region and may compare such conditions to other regions throughout the world.

The Global Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for a class of the Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Objectives, Policies and Risk Factors--Additional Investment Information," option writing can limit the potential for capital appreciation.

The Global Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price. Each of the Asian, Europe and International Funds' Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in a Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

A Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance, and the performance of various global stock and bond markets, appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.

CAPITAL STRUCTURE

The Funds are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Asian and Europe Funds were each organized as a business trust under the laws of Massachusetts on June 12, 1995. The Global Fund was organized as a business trust under the laws of Massachusetts on August 3, 1988. The International Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper International Fund, Inc., a Maryland corporation organized in 1980.

The Asian Fund and the Global Fund each may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

Each Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. While only shares of a single Portfolio are presently being offered by each Fund, the Board of Trustees of each Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Funds may offer multiple Portfolios, each is known as a "series company." Currently, each Fund offers four classes of shares of a single Portfolio. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, which may affect performance, and that are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Fund, shareholders may remove trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees, or when voting by class is appropriate.

                                MARCH 1, 1998

                                  PROSPECTUS

                           KEMPER ASIAN GROWTH FUND

                              KEMPER EUROPE FUND

                          KEMPER GLOBAL INCOME FUND

                          KEMPER INTERNATIONAL FUND

Investment Manager
Scudder Kemper Investments, Inc.

Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in a short-term world (sm)


[LOGO] printed on recycled paper.
KIF-1 (3/98) KDI 802088